Exhibit 99.1

SolarEdge Announces Third Quarter 2021 Financial Results

MILPITAS, Calif. — November 2, 2021. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the third quarter ended September 30, 2021.

Third Quarter 2021 Highlights

•	Record revenues of $526.4 million

•	Record revenues from solar segment of $476.8 million

•	GAAP gross margin of 32.8%

•	Non-GAAP gross margin of 34.0%

•	Gross margin from solar segment of 36.6%

•	GAAP net income of $53.0 million

•	Non-GAAP net income of $82.1 million

•	GAAP net diluted earnings per share (“EPS”) of $0.96

•	Non-GAAP net diluted EPS of $1.45

•	1.9 Gigawatts (AC) of inverters shipped

“We are pleased with our record revenues in the third quarter amid the unprecedented global logistics and supply chain challenges,” said Zvi Lando, Chief Executive Officer of SolarEdge. “Despite a twelve week covid-related shutdown in our Vietnam manufacturing facility during the quarter, we were able to supply products to meet the growing demand of our customers.  We are exiting the third quarter with record backlog for the fourth quarter of 2021 and the first quarter of 2022 and will continue navigating the various challenges in order to support our customers’ businesses.”

Third Quarter 2021 Summary

The Company reported revenues of $526.4 million, up 10% from $480.1 million in the prior quarter and up 56% from $338.1 million in the same quarter last year.

Revenues from the solar segment were $476.8 million, up 11% from $431.4 million in the prior quarter and up 53% from $312.5 million in the same quarter last year.

GAAP gross margin was 32.8%, up from 32.5% in the prior quarter and up from 32.0% in the same quarter last year.

Non-GAAP gross margin was 34.0%, up from 33.9% in the prior quarter and up from 33.5% in the same quarter last year.

Gross margin from the solar segment was 36.6%, down from 37.4% in the prior quarter and up from 34.8% in the same quarter last year.

GAAP operating expenses were $106.1 million, up 5% from $100.6 million in the prior quarter and up 37% from $77.7 million in the same quarter last year.

Non-GAAP operating expenses were $83.8 million, up 3% from $81.5 million in the prior quarter and up 33% from $63.2 million in the same quarter last year.

GAAP operating income was $66.4 million, up 20% from $55.6 million in the prior quarter and up 119% from $30.4 million in the same quarter last year.

Non-GAAP operating income was $95.2 million, up 17% from $81.3 million in the prior quarter and up 90% from $50.0 million in the same quarter last year.

GAAP net income was $53.0 million, up 18% from $45.1 million in the prior quarter and up 21% from $43.8 million in the same quarter last year.

Non-GAAP net income was $82.1 million, up 13% from $72.5 million in the prior quarter and up 25% from $65.9 million in the same quarter last year.

GAAP net diluted EPS was $0.96, up from $0.82 in the prior quarter and up from $0.83 in the same quarter last year.

Non-GAAP net diluted EPS was $1.45, up from $1.28 in the prior quarter and up from $1.21 in the same quarter last year.

Cash flow from operating activities was $61.8 million, up from $38.7 million in the prior quarter and up from $28.4 million in the same quarter last year.

As of September 30, 2021, cash, cash equivalents, bank deposits, restricted bank deposit and marketable securities totaled $524.1 million, net of debt, compared to $509.3 million on June 30, 2021.

Outlook for the Fourth Quarter 2021

The Company also provides guidance for the fourth quarter ending December 31, 2021 as follows:

•	Revenues to be within the range of $530 million to $560 million
•	Non-GAAP gross margin expected to be within the range of 30% to 32%
•	Revenues from solar segment to be within the range of $490 million to $515 million
•	Gross margin from solar segment expected to be within the range of 31% to 34%

Conference Call

The Company will host a conference call to discuss these results at 4:30 p.m. ET on Tuesday, November 2, 2021. The call will be available, live, to interested parties by dialing 800-635-7637. For international callers, please dial +1 334-777-6980. The Conference ID number is 5961090.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, electric vehicle powertrains, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K/A for the year ended December 31, 2020, filed on February 19, 2021 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of November 2, 2021.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Revenues	$526,404	$338,095	$1,411,950	$1,101,164
Cost of revenues	353,843	230,032	943,123	750,130
Gross profit	172,561	108,063	468,827	351,034
Operating expenses:
Research and development	55,666	40,817	155,307	115,610
Sales and marketing	29,383	21,924	85,752	67,113
General and administrative	21,098	14,928	60,317	45,077
Other operating expenses (income), net	-	-	1,350	(4,900)
Total operating expenses	106,147	77,669	302,726	222,900
Operating income	66,414	30,394	166,101	128,134
Financial income (expenses), net	(5,751)	15,765	(13,591)	10,725
Income before income taxes	60,663	46,159	152,510	138,859
Income taxes	7,615	2,408	24,294	16,192
Net income	$53,048	$43,751	$128,216	$122,667

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$526,588	$827,146
Short-term bank deposits	10,122	60,096
Restricted bank deposits	1,064	2,611
Marketable securities	145,459	143,687
Trade receivables, net of allowances of $2,826 and $2,886, respectively	416,244	218,706
Inventories, net	304,713	331,696
Prepaid expenses and other current assets	148,364	135,399
Total current assets	1,552,554	1,719,341
LONG-TERM ASSETS:
Marketable securities	473,315	147,434
Deferred tax assets, net	21,827	11,676
Property, plant and equipment, net	353,344	303,408
Operating lease right-of-use assets, net	39,314	41,600
Intangible assets, net	61,639	67,818
Goodwill	131,757	140,479
Other long-term assets	23,083	5,353
Total long-term assets	1,104,279	717,768
Total assets	$2,656,833	$2,437,109
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables, net	$137,621	$162,051
Employees and payroll accruals	63,845	63,738
Current maturities of bank loans and accrued interest	141	16,894
Warranty obligations	67,096	62,614
Deferred revenues and customers advances	16,939	24,648
Accrued expenses and other current liabilities	119,865	106,154
Total current liabilities	405,507	436,099
LONG-TERM LIABILITIES:
Convertible senior notes, net	620,808	573,350
Warranty obligations	179,967	142,380
Deferred revenues	136,269	115,372
Deferred tax liabilities, net	405	8,593
Finance lease liabilities	25,375	26,173
Operating lease liabilities	31,509	35,194
Other long-term liabilities	14,910	14,191
Total long-term liabilities	1,009,243	915,253
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000 shares as of September 30, 2021 and December 31, 2020; issued and outstanding: 52,519,490 and 51,560,936 shares as of September 30, 2021 and December 31, 2020, respectively	5	5
Additional paid-in capital	652,109	603,891
Accumulated other comprehensive income (loss)	(19,135)	3,857
Retained earnings	609,104	478,004
Total stockholders’ equity	1,242,083	1,085,757
Total liabilities and stockholders’ equity	$2,656,833	$2,437,109

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Nine months ended September 30,
	2021	2020
Cash flows provided by operating activities:
Net income	$128,216	$122,667
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	21,492	16,376
Amortization of intangible assets	7,487	7,081
Amortization of debt discount and debt issuance costs	2,175	168
Amortization of premium and accretion of discount on available-for-sale marketable securities, net	6,301	602
Stock-based compensation expenses	73,390	42,993
Deferred income taxes, net	(6,686)	(5,263)
Loss from disposal of assets	2,013	-
Exchange rate fluctuations and other items, net	13,086	(235)
Changes in assets and liabilities:
Inventories, net	30,678	(121,999)
Prepaid expenses and other assets	(14,977)	37,871
Trade receivables, net	(206,131)	118,044
Trade payables, net	(22,959)	(35,499)
Employees and payroll accruals	14,321	3,132
Warranty obligations	42,368	23,155
Deferred revenues and customers advances	13,723	(24,283)
Other liabilities	20,055	10,619
Net cash provided by operating activities	124,552	195,429
Cash flows from investing activities:
Investment in available-for-sale marketable securities	(511,615)	(36,781)
Proceeds from sales and maturities of available-for-sale marketable securities	174,817	116,419
Purchase of property, plant and equipment	(94,135)	(90,553)
Withdrawal from (investment in) bank deposits, net	50,020	(14,667)
Investment in privately held company	(16,643)	-
Payment for asset acquisition, net of cash acquired	(2,996)	-
Withdrawal from restricted bank deposits	46	25,538
Other investing activities	2,547	743
Net cash provided by (used in) investing activities	$(397,959)	$699
Cash flows from financing activities:
Repayment of bank loans	$(16,219)	$(15,194)
Proceeds from exercise of stock-based awards and payment of withholding taxes	(2,274)	19,205
Proceeds from issuance of convertible senior notes, net	-	618,269
Proceeds from bank loans	-	15,185
Other financing activities	(939)	(152)
Net cash provided by (used in) financing activities	(19,432)	637,313
Increase (decrease) in cash and cash equivalents	(292,839)	833,441
Cash and cash equivalents at the beginning of the period	827,146	223,901
Effect of exchange rate differences on cash and cash equivalents	(7,719)	(9,233)
Cash and cash equivalents at the end of the period	$526,588	$1,048,109

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Gross profit (GAAP)	172,561	156,192	108,063	468,827	351,034
Revenues from finance component	(111)	(99)	----	(296)	----
Stock-based compensation	4,289	4,291	2,730	14,370	7,362
Cost of product adjustment	----	----	----	----	313
Amortization and depreciation of acquired assets	2,341	2,401	2,429	7,054	7,110
Gross profit (Non-GAAP)	179,080	162,785	113,222	489,955	365,819

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Gross margin (GAAP)	32.8%	32.5%	32.0%	33.2%	31.9%
Revenues from finance component	0.0%	0.0%	----	0.0%	----
Stock-based compensation	0.8%	0.9%	0.8%	1.0%	0.7%
Cost of product adjustment	----	----	----	----	0.0%
Amortization and depreciation of acquired assets	0.4%	0.5%	0.7%	0.5%	0.6%
Gross margin (Non-GAAP)	34.0%	33.9%	33.5%	34.7%	33.2%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Operating expenses (GAAP)	106,147	100,633	77,669	302,726	222,900
Stock-based compensation - R&D	(11,949)	(9,805)	(6,904)	(30,552)	(18,129)
Stock-based compensation - S&M	(5,737)	(5,780)	(4,066)	(16,952)	(10,703)
Stock-based compensation - G&A	(4,210)	(4,176)	(2,559)	(11,516)	(6,799)
Amortization and depreciation of acquired assets - R&D	(207)	(9)	(26)	(228)	(77)
Amortization and depreciation of acquired assets - S&M	(229)	(236)	(370)	(702)	(957)
Amortization and depreciation of acquired assets - G&A	(8)	(7)	(8)	(23)	(25)
Assets sale (disposal)	37	----	(558)	99	(558)
Other operating income (expenses)	----	859	----	(1,350)	4,900
Operating expenses (Non-GAAP)	83,844	81,479	63,178	241,502	190,552

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Operating income (GAAP)	66,414	55,559	30,394	166,101	128,134
Revenues from finance component	(111)	(99)	----	(296)	----
Cost of product adjustment	----	----	----	----	313
Stock-based compensation	26,185	24,052	16,259	73,390	42,993
Amortization and depreciation of acquired assets	2,785	2,653	2,833	8,007	8,169
Assets (sale) disposal	(37)	----	558	(99)	558
Other operating (income) expenses	----	(859)	----	1,350	(4,900)
Operating income (Non-GAAP)	95,236	81,306	50,044	248,453	175,267

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Financial expenses (income), net (GAAP)	5,751	1,743	(15,765)	13,591	(10,725)
Notes due 2025	(726)	(726)	(168)	(2,176)	(168)
Non-cash interest	(1,469)	(1,439)	(1,254)	(4,244)	(3,582)
Currency fluctuation related to lease standard	(574)	(1,300)	(243)	415	(102)
Amortization and depreciation of acquired assets	----	----	----	----	(982)
Financial expenses (income), net (Non-GAAP)	2,982	(1,722)	(17,430)	7,586	(15,559)

	Reconciliation of GAAP to Non-GAAP Tax on income
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Tax on income (GAAP)	7,615	8,724	2,408	24,294	16,192
Deferred taxes	2,528	1,789	(816)	6,458	5,956
Tax on income (Non-GAAP)	10,143	10,513	1,592	30,752	22,148

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net income (GAAP)	53,048	45,092	43,751	128,216	122,667
Revenues from finance component	(111)	(99)	----	(296)	----
Cost of product adjustment	----	----	----	----	313
Stock-based compensation	26,185	24,052	16,259	73,390	42,993
Amortization and depreciation of acquired assets	2,785	2,653	2,833	8,007	9,151
Assets (sale) disposal	(37)	----	558	(99)	558
Other operating (income) expenses	----	(859)	----	1,350	(4,900)
Notes due 2025	726	726	168	2,176	168
Non-cash interest	1,469	1,439	1,254	4,244	3,582
Currency fluctuation related to lease standard	574	1,300	243	(415)	102
Deferred taxes	(2,528)	(1,789)	816	(6,458)	(5,956)
Net income (Non-GAAP)	82,111	72,515	65,882	210,115	168,678

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net basic earnings per share (GAAP)	1.01	0.87	0.87	2.46	2.46
Revenues from finance component	0.00	(0.01)	----	0.00	----
Cost of product adjustment	----	----	----	----	0.01
Stock-based compensation	0.50	0.47	0.32	1.41	0.86
Amortization and depreciation of acquired assets	0.05	0.05	0.05	0.15	0.18
Assets (sale) disposal	0.00	----	0.01	0.00	0.01
Other operating (income) expenses	----	(0.02)	----	0.03	(0.10)
Notes due 2025	0.02	0.01	0.00	0.04	0.00
Non-cash interest	0.03	0.03	0.03	0.08	0.08
Currency fluctuation related to lease standard	0.01	0.03	0.00	(0.01)	0.00
Deferred taxes	(0.05)	(0.04)	0.02	(0.12)	(0.12)
Net basic earnings per share (Non-GAAP)	1.57	1.39	1.30	4.04	3.38

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net diluted earnings per share (GAAP)	0.96	0.82	0.83	2.32	2.33
Revenues from finance component	0.00	(0.01)	----	(0.01)	----
Cost of product adjustment	----	----	----	----	0.01
Stock-based compensation	0.45	0.42	0.28	1.27	0.74
Amortization and depreciation of acquired assets	0.05	0.04	0.05	0.14	0.17
Assets (sale) disposal	0.00	----	0.01	0.00	0.01
Other operating (income) expenses	----	(0.01)	----	0.02	(0.09)
Notes due 2025	0.00	0.00	0.00	0.01	0.00
Non-cash interest	0.03	0.03	0.02	0.08	0.07
Currency fluctuation related to lease standard	0.01	0.02	0.00	(0.01)	0.00
Deferred taxes	(0.05)	(0.03)	0.02	(0.11)	(0.11)
Net diluted earnings per share (Non-GAAP)	1.45	1.28	1.21	3.71	3.13

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			Nine months ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Number of shares used in computing net diluted earnings per share (GAAP)	55,929,000	55,930,562	53,144,188	55,955,441	52,623,675
Stock-based compensation	653,967	780,309	1,134,877	733,488	1,229,630
Number of shares used in computing net diluted earnings per share (Non-GAAP)	56,582,967	56,710,871	54,279,065	56,688,929	53,853,305